============================================================================



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ____________________________________


                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      ____________________________________


        Date of Report (Date of earliest event reported)  December 28, 2005


                           Madison River Capital, LLC
             (Exact Name of Registrant as Specified in Its Charter)




           Delaware                      333-36804             56-2156823
-------------------------------   ----------------------  ------------------

(State or Other Jurisdiction of   Commission File Number    (I.R.S. Employer
 Incorporation or Organization)                           Identification No.)


                             103 South Fifth Street
                          Mebane, North Carolina 27302
          ------------------------------------------------------------

          (Address of Principal Executive Offices, Including Zip Code)

                                 (919) 563-1500
              ----------------------------------------------------

              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


=============================================================================

ITEM 4.01.  Changes in Registrant's Certifying Accountant

(a) On December 22, 2005, the Audit Committee of the Board of Managers of Madison River Capital, LLC (the "Company") dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent registered public accounting firm effective upon completion of the audit of the Company's consolidated financial statements and the issuance of the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

Ernst & Young's reports on the Company's consolidated financial statements for each of the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003, and the subsequent interim period through December 28, 2005, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years.

During the years ended December 31, 2004 and 2003, and the subsequent interim period through December 28, 2005, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young with a copy of this Current Report on Form 8-K. Attached as Exhibit 16.1 is a letter from Ernst & Young, dated December 28, 2005, stating their agreement with the statements made in this Current Report on Form 8-K.

The Company expects Ernst & Young's report on the Company's consolidated financial statements to be issued in connection with the completion of the audit for the year ended December 31, 2005. Upon receipt of such report, the Company will file an amendment to this Current Report on Form 8-K with the specific date of dismissal of Ernst & Young and an update of the disclosures required by Item 304(a)(1)(iv) and (v) of Regulation S-K through that date.

(b) On December 22, 2005, the Audit Committee unanimously agreed to engage KPMG LLP ("KPMG") as the Company's independent registered public accounting firm to audit the consolidated financial statements for the year ending December 31, 2006.

The Company has not consulted with KPMG during the two most recent fiscal years and through December 28, 2005 regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company as well as any matters or reportable events described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

          16.1 - Letter of Ernst & Young LLP, dated as of December 28, 2005, to the Securities and Exchange Commission regarding agreement with the statements in this Current Report on Form 8-K.



                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MADISON RIVER CAPITAL, LLC


Date:  December 28, 2005          /s/  PAUL H. SUNU
                                  ------------------------------------------

                                  Name:   Paul H. Sunu
                                  Title:  Managing Director, Chief Financial
                                            Officer and Secretary

                                EXHIBIT INDEX

  Exhibit
  Number                         Description
  -------     ---------------------------------------------------------------

    16.1 Letter of Ernst & Young LLP, dated as of December 28, 2005, to the Securities and Exchange Commission regarding agreement with the statements in this Current Report on Form 8-K.